UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2003

IDINE REWARDS NETWORK INC.

(Exact Name of Registrant Specified in Charter)

Delaware	001-13806	84-6028875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 North Riverside Plaza, Suite 950 Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 521-6767

11900 Biscayne Boulevard

North Miami, Florida 33181

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

iDine Rewards Network Inc. (“iDine”) inadvertently filed under Item 5 of its current report on Form 8-K filed on June 27, 2003 (the “Report”) a power point presentation iDine’s management made on June 26, 2003 at the William Blair & Company 23rd Annual Growth Stock Conference in Chicago, Illinois. The presentation should have been furnished under Item 9 of the Report. Accordingly, iDine hereby amends the Report such that the presentation is furnished under Item 9 of the Report, rather than filed under Item 5 of the Report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit No.	Description of Exhibit
99.1	iDine Rewards Network Inc. Investor Overview power point presentation dated September 2003

ITEM 9. REGULATION FD DISCLOSURE.

The power point presentation previously attached as Exhibit 99 to the Report is hereby amended in its entirety and is furnished in the form attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDINE REWARDS NETWORK INC.

By:	/s/ KENNETH R. POSNER
Kenneth R. Posner Senior Vice President, Finance and Administration

Dated: September 26, 2003

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	iDine Rewards Network Inc. Investor Overview power point presentation dated September 2003